AMENDMENT NO. 3 TO

LEASE AND OPTION TO PURCHASE DATED MARCH 11 2010

THIS AMENDMENT NO. 3 to Lease and Option Agreement dated March 11, 2010, (“Lease Option”) is made effective this 20th day of January, 2015 by and between ATHENA MINERALS, INC, a Delaware corporation (“Lessee”) and its parent corporation, ATHENA SILVER CORPORATION, a Delaware corporation (“Athena Silver”), and BRUCE D. STRACHAN AND ELIZABETH K. STRACHAN, as Trustees under the Bruce and Elizabeth Strachan Revocable Living Trust dated July 25, 2007 (“Lessor”).

WITNESSETH:

WHEREAS,  Lessor and Lessee executed and delivered the Lease Option covering property and mining interests described therein (the “Langtry Project”) and desire to amend and modify the Lease Option as provided for hereinbelow.

WHEREAS,  Lessor and Lessee executed and delivered Amendment No. 1 to Lease Option dated as of November 28, 2012 (“Amendment No. 1”), Amendment No. 2 to Lease Option dated December 19, 2013 (“Amendment No. 2”) (hereafter,  the Lease Option,  Amendment No. 1 to Lease Option and Amendment No. 2 to Lease Option shall collectively be referred to as the “Lease Option”);

WHEREAS, all parties hereto agree that there exists no Event of Default under the Lease Option and Lessor is willing to further amend the Lease Option in the particulars set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained the parties agree as follows:

1.

Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in the Lease Option.  References to paragraph designations shall refer to designated provisions of the Lease Option as they currently exist.

2.

Lessor acknowledges that (i) all rents required to be paid by Lessee to Lessor under the Lease Option have been paid through March 15, 2014, (ii) all Equity Consideration, as defined in the Lease Option, has been paid and issued to Lessor, and (iii) Lessor’s entitlement to Anti-Dilution Shares under Paragraphs 3 and 4 of the Lease Option has been terminated by virtue of Lessee’s compliance with Paragraph 6 of Amendment No. 1.

3.

On or before January 30, 2015,  Athena Silver will issue to Lessor an aggregate of 200,000 shares of common stock. For purposes of federal income tax, the parties agree that in view of the fact that the shares of common stock are restricted securities under federal securities laws and the fact that the public trading market for the shares of Athena Silver common stock is volatile and highly illiquid, the fact that Athena Silver has generated no revenues, is in the development stage and  that the fair market value of the shares included in the Equity Consideration as of the date of this Agreement is $0.04 per share.  The parties acknowledge and agree that this valuation shall not be binding for accounting purposes. The President of Athena Silver Corp. and/or the Corporate Counsel

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Lessee’s Initials  Lessor’s Initials

for Athena Silver Corp. shall provide Corporate Stock Transfer, Inc., Athena Silver’s Stock Transfer Agent, a Cost Basis Report under the Emergency Ecomonic Stabilization Act of 2008 and, provided there has not occurred a material change in the public trading market for the common stock or financial condition or business prospects of Athena Silver, the share issuance provided for in this paragraph stating the cost of the shares so issued is $0.04 per share. The Lessor shall be provided a legible copy of the Cost Basis Reports concurrently with them being delivered to the Stock Transfer Agent; i.e., on or before January 30, 2015.

4.

Athena Silver will honor all properly documented requests from Lessor that the restrictive legend be removed from certificates representing shares of Athena Silver common stock issued to Lessor pursuant to the Lease Option and this Amendment under applicable provisions of Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”). Athena Silver will exercise commercially reasonable efforts to instruct its transfer agent, Corporate Stock Transfer, Inc., to cancel and reissue certificates without restrictive legend representing all shares of Athena Silver common stock owned by Lessor which are qualified for resale without restriction under Rule 144.  Athena Silver shall not be responsible for any delay or failure on the part of the transfer agent to remove any restrictive legend for any reason beyond the control of Athena Silver.

5.

The Annual Rent payment in the amount of $100,000 due March 15, 2015 shall be paid as follows:

a.

$30,000 in immediately available funds; and

b.

$70,000 shall be deferred and shall be due and payable 12 months following Lessee achieving Commercial Production (as defined in Paragraph 9 of Amendment No. 1.

6.

The Annual Rent payment in the amount of $100,000 due March 15, 2016 shall be paid as follows:

a.

$40,000 in immediately available funds; and

b.

$60,000 shall be deferred and shall be due and payable 24 months following Lessee achieving Commercial Production (as defined in Paragraph 9 of Amendment No. 1.

7.

The Annual Cap of $100,000 on Annual Rent provided for in Paragraph 9 of Amendment No. 1 shall be extended to and including March 15, 2025 unless Commercial Production shall have been achieved at any time prior to March 15, 2025, in which event the Annual Rent provided for in Paragraphs 10 and 11 of the Lease Option shall apply.

8.

Notwithstanding the foregoing,  the Annual Cap of $100,000 on Annual Rent shall be eliminated, and the provisions of Paragraphs 10, 11 and 12 of the Lease Option shall apply, for any year ending December 31 (for the following March 15 Annual Rent payment) in which the London Silver Fix is $60 or more for the continuous six month period beginning July 1 and ending December 31. If the London Silver Fix is not available, another reliable quotation shall be used such as the closing price of silver on the Comex or the  CME Exchange for the nearest delivery or the spot price quoted in the Wall Street Journal or Kitco website.

9.

Paragraph 4 of Amendment No. 1 is hereby amended in its entirety to read as follows:

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4.

Lessee agrees to pay Lessor the following amounts on or before the stated dates:

Amount

Date

$250,000

January 15, 2017

$250,000

January 15, 2018

$500,000

January 15, 2019

$500,000

January 15, 2020

10.

Paragraph 12 of Amendment No. 1 is hereby amended in its entirety to read as follows:

12.

Paragraph 15 of the Lease Option shall remain in full force and effect, subject to the following modification:  provided that Lessee has paid to Lessor the portions of the Cash and Equity Considerations due on or before November 30, 2012 and February 15, 2013 and all payments due to the Lessor under the terms of the Lease Option,  for the period beginning January 15, 2013 and ending March 15, 2020,  Lessee shall have the right upon 30 days’ written notice to Lessor to purchase fee simple title to the 20 patented mining claims comprising the Langtry Project in consideration of a one time cash payment in the amount of $10 million plus all transaction costs as specified in Paragraph 18 of the Lease Option.  Upon Lessee purchasing the fee simple title to the Langtry Project 20 patented mining claims, the Lease Option shall terminate and all rights and obligations of the Lessor and Lessee thereunder shall be null and void.

11.

This Amendment No. 3 is subject to Lessee providing Lessor on or before March 15, 2015 with a detailed accounting setting forth all expenditures made to date by Lessee on the Langtry Project.

12.

This Amendment may not be construed to amend the Lease Agreement in any way except as expressly set forth herein.

13.

The parties hereby confirm that the Lease Option, as amended by Amendment No. 1,  Amendment No. 2 and this Amendment No. 3 is in full force and effect.  In the event of any conflict or inconsistency between the provisions of this Amendment and the provisions of the Lease Option, the provisions of this Amendment shall control.

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IN WITNESS WHEREOF, the parties have signed this Amendment No. 3 to Lease and Option to Purchase dated March 11, 2010 the date and year first above written.

ATHENA SILVER CORPORATION

ATHENA MINERALS, INC.

By:

/s/ John C. Power

By:

/s/ John C. Power

Name:

John C. Power

Name:  John C. Power

Title:    President

Title:  President

BRUCE AND ELIZABETH STRACHAN REVOVABLE LIVING TRUST DATED JULY 25, 2007

By:  ____/s/ Bruce D. Strachan, Trustee

By: __/s/ Elizabeth K. Strachan, Trustee

Bruce D. Strachan, Trustee

Elizabeth K. Strachan, Trustee

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